SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

CARDIOGENESIS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26632 Towne Centre Drive
Suite 320
Foothill Ranch, California 92610
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 649-5000

Exhibit Index on Page 4

Item 7. Exhibits.

Exhibit No.	Description
99.01	Press Release of CardioGenesis Corporation, dated August 3, 2004 related to financial results for the quarter ended June 30, 2004

Item 12. Results of Operation and Financial Condition

On August 3, 2004, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004.

The press release is attached hereto as Exhibit 99.01 and is incorporated herein by this reference.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION
(Registrant)

Date: August 3, 2004	By:	/s/ CHRISTINE G. OCAMPO

Christine G. Ocampo,
Chief Financial Officer and Secretary

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EXHIBIT INDEX

		Sequential Page
Exhibit No.	Description	Number
99.01	Press Release of CardioGenesis Corporation, dated August 3, 2004, relating to financial results for the quarter ended June 30, 2004.	5

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